Exhibit 10.9

                      ADDENDUM TO CONVERTIBLE DEBENTURE AND
                        WARRANT TO PURCHASE COMMON STOCK

This Addendum to Convertible Debenture and Warrant to Purchase Common Stock ("Addendum") is entered into as of the ____ day of February 2004 by and between Direct Response Financial Services, Inc., a Colorado corporation ("Direct"), and La Jolla Cove Investors, Inc., a California corporation ("LJCI").

WHEREAS, Direct and LJCI are parties to that certain 8% Convertible Debenture dated as of January 9, 2003 ("Debenture"); and

WHEREAS, Direct and LJCI are parties to that certain Warrant to Purchase Common Stock dated as of January 9, 2003 ("Warrant"); and

WHEREAS, the parties desire to amend the Debenture in certain respects.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Direct and LJCI agree as follows:

1. All terms used herein and not otherwise defined herein shall have the definitions set forth in the Debenture.

2. Once the Registration Statement is declared effective by the SEC and DRFL is able to issue registered Common Stock to LJCI, LJCI will immediately submit a $2,500 Debenture conversion and related $25,000 Warrant exercise. Within 2 business days of LJCI's receipt of the registered Common Stock from such Debenture conversion and Warrant exercise, LJCI shall wire the sum of $150,000 to Direct; such funds shall represent a prepayment towards the exercise of Warrant Shares under the Warrant, the timing of which shall be at LJCI's sole discretion.

3. When the Debenture Principal Amount declines below $50,000, LJCI shall be permitted, for a period of 30 days, to add up to $150,000 of additional principal to the Debenture, on the same terms and conditions as the Debenture.

4. Except as specifically amended herein, all other terms and conditions of the Debenture and Warrant shall remain in full force and effect.

IN WINESS WHEREOF, Direct and LJCI have caused this Addendum to be signed by its duly authorized officers on the date first set forth above.

Direct Response Financial Services, Inc.       La Jolla Cove Investors, Inc.

By: _________________________                  By: __________________________

Name: _______________________                  Name: ________________________

Title: ______________________                  Title: _______________________